FIRST AMENDMENT TO LOAN AGREEMENT

          FIRST AMENDMENT TO LOAN AGREEMENT, (the "Amendment") is made and effective as of October 28,, 1997, by and between CAP ROCK ELECTRIC COOPERATIVE, INC. ("Borrower"), a corporation organized and existing under the laws of the State of Texas, and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION ("CFC"), a corporation organized and existing under the laws of the District of Columbia

                                    RECITALS

          WHEREAS, the Borrower and CFC are parties to that certain loan agreement dated as of October 24, 1995, with respect to CFC Loan No. TX 107-A-9043 (the "Original Loan Agreement");

     WHEREAS, the Borrower and CFC have agreed to modify the Original Loan Agreement as set forth herein;

          NOW, THEREFORE, for and in consideration of the foregoing, and in further consideration of the premises and the mutual covenants herein contained, the parties hereto agree and bind themselves as follows:

Section  1.  Recitals.   The  foregoing  recitals  are  incorporated  herein  by
reference.

Section 2. Definitions. Capitalized terms that are not defined herein shall have the meanings assigned to them as set forth in the Original Loan Agreement. If not otherwise defined therein or herein, such capitalized terms shall be defined in accordance with generally accepted accounting principles.

     Section 3. Amendment. Schedule 1 of the Original Loan Agreement is hereby amended as follows:

(1)  by adding to the end of Item No. 1 the following sentence:

          Borrower may use up to $10,500,000.00 of this loan for construction and general corporate purposes consistent with Borrowers corporate authority and applicable law

 (2) by deleting Item No. 7 in its entirety and replacing it with the following:

          The Borrower selects the following Notes:

          -------------------------------------------------------------------------------------
                  LOAN NUMBER                  AMOUNT                   MATURITY DATE
          -------------------------------------------------------------------------------------
          -------------------------------------------------------------------------------------
                     A-9048                $10,500,000.00             October 24, 2030
          -------------------------------------------------------------------------------------
          -------------------------------------------------------------------------------------
                     A-9047                $ 4,500,000.00             October 24, 2005
          -------------------------------------------------------------------------------------





 (3) by deleting Item No. 9 in its entirety and replacing it with the following:

          (a) Advances on Loan No. A-9048 shall be amortized on a level debt service basis over a period of thirty-five (35) years, commencing from the original note date of October 24, 1995.
          (b) Borrower shall repay Advances on Loan No. A-9047 as follows:

                   (i)From the date hereof through the Payment Date ending on August 31, 1998, Borrower shall pay interest only. From and after August 31, 1998 and through the Maturity Date, Borrower shall make an annual principal payment in the amount of One Hundred Fifty Thousand Dollars ($150,000.00), plus any interest then due and payable. Any remaining outstanding principal balance shall be paid at maturity. -

                   (ii) Notwithstanding anything to the contrary in the Original Loan Agreement, Borrower may prepay any or all of Loan No. A-9047 without prepayment premium, penalty or fees.

     Section 4. Representations and Warranties. The Borrower represents and warrants that:

          4.1 Good Standing. The Borrower is a corporation duly incorporated and validly existing and in good standing under the laws of the state of its incorporation, is duly qualified in those states in which it is required to be qualified to conduct its business and has corporate power to enter into and perform this Amendment. The Borrower is a member in good standing of CFC.

          4.2 Authority. The execution, delivery and performance by the Borrower of this Amendment and the performance hereof have been duly authorized by a)l necessary corporate action and will not violate any provision of law or of the Articles of Incorporation or By-Laws of the Borrower or result in a breach of, or constitute a default under, any agreement, indenture or other instrument to which the Borrower is a party or by which it may be bound.

          4.3 Material Adverse Change. There has been no material adverse change in the financial condition or operations of the Borrower since the date of the Original Loan Agreement, except as set forth in the most recent financial statements submitted to CFC or as otherwise disclosed in writing to CFC prior to the date hereof.

          4.4 REQUIRED APPROVALS. NO LICENSE, CONSENT OR APPROVAL OF ANY GOVERNMENTAL AGENCY OR AUTHORITY IS REQUIRED TO ENABLE THE BORROWER TO ENTER INTO THIS AMENDMENT, OR TO PERFORM ANY OF THE OBLIGATIONS PROVIDED FOR HEREIN, EXCEPT AS HAVE BEEN OBTAINED BY THE BORROWER AND DELIVERED TO CFC PRIOR TO THE DATE HEREOF.

     4.5  Prior   Representations   and  Warranties.   All  representations  and
warranties made by the Borrower in the Original Loan Agreement are true and correct as of the date hereof



     Section 5. Additional Conditions of Lending. In addition to the conditions set forth in the Original Loan Agreement, the obligation of CFC to make any Advance is subject to the following:

     5.1 Payoff of Loan No. 9043. Borrower shall pay off Loan No. A-9043 with the full proceeds of Loan No. A-9047 and any additional proceeds required from Loan No. A-9048.

          5.2 Opinion of Counsel. If requested by CFC, Borrower shall provide an opinion of counsel covering such matters as CFC may reasonably require with respect to this Amendment.

Section 6.         Miscellaneous.

          6.1 Modifications. No modification or waiver of any provision of this Amendment, and no consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing by the party granting such modification, waiver or consent.

          6.2 Merger and Integration. This Amendment, the Original Loan Agreement and the and matters incorporated by reference contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby.

          6.3 Incorporation; Inconsistency with Original Loan Agreement. Except as otherwise amended or modified herein, the terms, conditions and provisions of the Original Loan Agreement are incorporated herein by reference as if set forth in full herein and remain in full force and effect. In the event of any conflict or inconsistency between the terms of this Amendment and the Original Loan Agreement, the terms of this Amendment shall control. Nothing in this Amendment shall, however, eliminate or modify any special condition, special affirmative covenant or special negative covenant, if any, specified in the Original Loan Agreement or herein.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                       CAP ROCK ELECTRIC COOPERATIVE, INC.
                                     (SEAL)
                            By: /s/ Russell E. Jones
                          Title: Chairman of the Board



Attest:  /s/ Alfred Schwartz
             Secretary

                            NATIONAL RURAL UTILITIES
                         COOPERATIVE FINANCE CORPORATION
                                     (SEAL)
                               By: /s/ Cindy Tracy
                          Assistant Secretary-Treasurer

Attest:   /s/ Not Legible
Assistant Secretary-Treasurer